UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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CESCA THERAPEUTICS INC. (Name of Registrant as Specified In Its Charter)
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Cesca Therapeutics Inc.
2711 Citrus Road
Rancho Cordova, CA 95742

Telephone (916) 858-5100

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 5, 2017

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cesca Therapeutics Inc. (the “Company” or “Cesca”), a Delaware corporation, will be held at the Sacramento Marriott, Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, California 95742, on Friday, May 5, 2017, at 8:00 a.m. (PT) for the following purposes:

1.

To elect the Company’s seven (7) nominees named in the attached proxy statement as directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

2.	To approve the adoption of the Amended 2016 Equity Incentive Plan;
3.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017;
4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement;
5.	To hold an advisory vote on the frequency of the advisory vote on executive compensation; and
6.	To transact such other business as may properly come before the stockholders at the Annual Meeting.

These items are described more fully in the proxy statement attached to this notice. Please give your careful attention to all of the information in the proxy statement.

The Board of Directors of the Company has fixed the close of business on March 16, 2017 as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Stockholders are invited to attend the meeting in person.

By Order of the Board of Directors

/s/ Ms. Vivian Liu

Corporate Secretary

March 22, 2017
Rancho Cordova, California

YOUR VOTE IS IMPORTANT

Even if you plan to attend the annual meeting in person, we request that you vote by submitting your proxy as early as possible by following the instructions to ensure that your shares will be represented at the annual meeting if for any reason you are unable to attend. If you do attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
AND PROCEDURAL MATTERS

Why am I receiving these materials?

The Board of directors of Cesca (the “Board”) is making this proxy statement available to you on the Internet or by delivering a paper copy of this proxy statement to you by mail in connection with the solicitation of proxies for use at Cesca’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, May 5, 2017 and any adjournment or postponement thereof. The Annual Meeting will be held at the Sacramento Marriott, located at 11211 Point East Dr., Rancho Cordova, CA 95742, for the purpose of considering and acting on the matters set forth in this proxy statement.

These proxy materials and the accompanying annual report were first made available or mailed on March 22, 2017 to all Cesca stockholders entitled to vote at the Annual Meeting. Cesca’s website is www.cescatherapeutics.com.

What proposals will be voted on at the Annual Meeting?

Cesca stockholders are being asked to vote on the following matters at the Annual Meeting:

1.	To elect the Company’s seven (7) nominees named herein as directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified;
2.	To approve the adoption of the Amended 2016 Equity Incentive Plan;
3.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017;
4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement;
5.	To hold an advisory vote on the frequency of the advisory vote on executive compensation; and
6.	To transact such other business as may properly come before the stockholders at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Cesca’s Board set March 16, 2017 as the record date for the Annual Meeting. If you owned Cesca common stock at the close of business on March 16, 2017, you may attend and vote at the meeting. By using a proxy, you may vote whether or not you attend the meeting, as described below. As of March 16, 2017, there were 9,902,316 shares of Cesca common stock outstanding.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with Cesca’s transfer agent, Computershare Investor Services LLC, you are considered the “stockholder of record” with respect to those shares, and the notice or these proxy materials have been sent directly to you by Cesca.

Some Cesca stockholders hold their shares through a broker, bank or other nominee, rather than directly in their own names. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of those shares held in street name, and the notice or these proxy materials have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.

How many votes do I have?

You are entitled to one vote for each share of Cesca common stock you owned at the close of business on the record date.

What should I do if I receive more than one notice or set of voting materials?

You may receive more than one notice or set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice or voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one notice or proxy card. Please vote by telephone or the Internet with respect to each notice that you receive, or complete, sign, date and return each proxy card and voting instruction card that you receive, to ensure that all of your shares are voted at the Annual Meeting.

How can I vote my shares in person at the Annual Meeting?

If you are the stockholder of record of shares of Cesca common stock, you have the right to vote in person at the Annual Meeting with respect to those shares.

If you are the beneficial owner of shares of Cesca common stock, you are invited to attend the Annual Meeting. However, if you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you obtain a legal proxy from your broker, bank or nominee giving you the right to vote the shares at the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instructions as described in the next Q&A so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

If you are the stockholder of record, you may instruct the proxy holders how to vote your shares by using the Internet voting site or the toll-free telephone number provided on the website to which the notice directs you or, if you have requested paper copies of the proxy materials, by completing, signing, dating and returning a requested proxy card in the provided, postage pre-paid envelope or by using the Internet voting site or the toll-free telephone number listed on the proxy card. Specific instructions for using the Internet and telephone voting systems are on the website and proxy card (and repeated in the box below). The Internet and telephone voting systems for stockholders of record will be available until 1:00 a.m., Central Time, on May 5, 2017 (the morning of the Annual Meeting).

If you are the beneficial owner of shares of Cesca common stock held in street name, you have the right to direct your broker, bank or nominee on how to vote your shares. Your broker, bank or nominee has provided a notice that directs you to a website with Internet and toll-free telephone voting instructions (repeated in the boxes below) or, if you have requested paper copies of the proxy materials, enclosed is a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Specific voting instructions for Internet and website voting are as follows:

VOTE BY INTERNET

Shares Held of Record:

www.envisionreports.com/KOOL

Shares Held Through Broker, Bank or Nominee:

Internet:  www.proxyvote.com

24 hours a day/7 days a week

Through 1:00 am Central Time, May 5, 2017

INSTRUCTIONS:

Read this Proxy Statement.

Go to the applicable website listed above.

Have your notice of internet availability of proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

VOTE BY TELEPHONE

Shares Held of Record:

1-800-652-VOTE (8683)

Shares Held Through Broker, Bank or Nominee:

1-800-579-1639

Toll-free 24 hours a day/7 days a week

Through 1:00 am Central Time, May 5, 2017

INSTRUCTIONS:

Read this Proxy Statement.

Call the applicable toll-free number above.

Have your proxy materials, proxy card or voting instruction card in hand (including the control number specified on that notice or card) and follow the instructions.

Can I change or revoke my vote after I return a proxy card or voting instruction card?

If you are the stockholder of record, you may revoke your proxy or change your vote by:

●

Delivering to the Corporate Secretary of Cesca, prior to your shares being voted at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares (such written notice should be hand delivered to Cesca’s Assistant Corporate Secretary or should be sent so as to be delivered to Cesca Therapeutics Inc., 2711 Citrus Road, Rancho Cordova, CA 95742, Attention: Corporate Secretary);

●	Attending the Annual Meeting and voting in person; or

●	Making a timely and valid later Internet or telephone vote, as the case may be, if you have previously voted on the Internet or by telephone in connection with the Annual Meeting.

If you are the beneficial owner of shares held in street name, you may change your vote by:

●	Submitting new voting instructions to your broker, bank or other nominee in a timely manner; or

●	Attending the Annual Meeting and voting in person, if you have obtained a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares.

Can I attend the Annual Meeting?

All Cesca stockholders as of the record date, March 16, 2017, or their duly appointed proxies, may attend the Annual Meeting. If you are the beneficial owner of Cesca shares held in street name, please bring proof of ownership such as a brokerage statement or letter from the broker, bank or other nominee that is the owner of record of the shares.

How many votes must be present or represented to conduct business at the Annual Meeting?

The presence of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Presence is determined by the stockholder entitled to vote the shares being present at the Annual Meeting or having properly submitted a proxy with respect to the shares. In compliance with Delaware General Corporate Law, abstentions and broker “non-votes” will be counted as present and entitled to vote at the Annual Meeting and are thereby included for purposes of determining whether a quorum is present at the Annual Meeting.

If sufficient votes to constitute a quorum are not received by the date of the Annual Meeting, the persons named as proxies in this proxy statement may propose one or more adjournments of the meeting to permit further solicitation of proxies. Adjournment would require the affirmative vote of the holders of a majority of the outstanding shares of Cesca common stock present in person or represented by proxy at the Annual Meeting. The persons named as proxies in this proxy statement would generally exercise their authority to vote in favor of adjournment.

What is a “broker non-vote”?

A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

Brokers normally have discretion to vote on “routine matters,” but not on non-routine matters. The only non-routine matter being voted on at the Annual Meeting is the ratification of our independent public accounting firm.

What is the voting requirement to approve each of the proposals?

A plurality of the voting power of the shares of common stock present in person or represented by proxy at the Annual Meeting is required for the election of directors (Proposal 1). Thus, the nominees for director receiving the highest number of affirmative votes will be elected as members of Cesca’s Board of Directors to serve until Cesca’s next Annual Meeting of Stockholders. There is no cumulative voting in the election of directors.

The affirmative vote of the majority of the votes present, in person or by proxy, and entitled to vote at the meeting are required to approve Proposals 2, 3, 4 and 5. The advisory resolution on executive compensation, commonly referred to as a “say-on-pay” resolution, and the resolution on the frequency of the say on pay resolution are non-binding on the Board of Directors. Although the votes are non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation of our compensation program.

How are votes counted?

With respect to the election of directors, you may vote “FOR” or “WITHHOLD” on each of the seven nominees.

With respect to other proposals, you may vote “FOR”, “AGAINST” or “ABSTAIN” on each proposal. Abstentions are deemed to be votes cast and thereby have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast and thereby do not affect the outcome of the voting on the proposal.

What happens if one or more of the director nominees is unable to stand for election?

The Board may reduce the number of directors or select a substitute nominee. In the latter case, if you have submitted your proxy via the Internet or by telephone or completed and returned your proxy card or voting instruction card, Chris Xu or Vivian Liu as proxy holders, will have the discretion to vote your shares for the substitute nominee.

Where can I find the voting results of the Annual Meeting?

The Company’s Assistant Corporate Secretary will tabulate the votes and act as the inspector of election. We intend to announce preliminary voting results at the Annual Meeting. We will provide final results on a Form 8-K within four business days of the Annual Meeting.

Who pays for the proxy solicitation process?

Cesca will bear the cost of soliciting proxies, including the cost of preparing, posting and mailing proxy materials. In addition to soliciting stockholders by mail and through its regular employees, Cesca will request brokers, banks and other nominees to solicit their customers who hold shares of Cesca common stock in street name. Cesca may reimburse such brokers, banks and nominees for their reasonable, out-of-pocket expenses. Cesca may also use the services of its officers, directors and employees to solicit proxies, personally or by telephone, mail, facsimile or email, without additional compensation other than reimbursement for reasonable, out-of-pocket expenses.

How do I get an additional copy of the proxy materials?

If you would like an additional copy of this proxy statement or Cesca’s 2016 Form 10-K, these documents are available in digital form for download or review by clicking on the “Investors” tab at www.cescatherapeutics.com. Alternatively, we will promptly send a copy to you upon request by mail to Cesca Therapeutics Inc., Attention: Assistant Corporate Secretary, 2711 Citrus Road, Rancho Cordova, CA 95742 or by calling the Assistant Corporate Secretary of Cesca Therapeutics at (916) 858-5100.

How do I get proxy materials electronically?

We encourage you to register to receive all future stockholder communications electronically, instead of in print. This means that the annual report, proxy statement and other correspondence will be delivered to you via email. Electronic delivery of stockholder communications helps Cesca to conserve natural resources and to save money by reducing printing, postage and service provider costs.

Stockholders of Record: If you vote your shares using the Internet at www.envisionreports.com/KOOL, please follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners: If you vote your shares using the Internet at www.proxyvote.com, please complete the consent form that appears on-screen at the end of the Internet voting procedure to register to receive stockholder communications electronically. Stockholders holding through a bank, broker or other nominee may also refer to information provided by the bank, broker or nominee for instructions regarding how to enroll in electronic delivery.

SPECIAL NOTE REGARDING REVERSE STOCK SPLIT

Effective March 4, 2016, we completed a reverse stock split in which each twenty (20) shares of our common stock were automatically combined into and became one (1) share of our common stock. As of the effective date of the reverse stock split, the per share exercise price of, and the number of shares of common stock underlying, any stock options, warrants and other derivative securities issued by us were automatically proportionally adjusted, based on the one-for-twenty reverse split ratio, in accordance with the terms of such options, warrants or other derivative securities, as the case may be. All share numbers, stock option numbers, warrant numbers, and exercise prices appearing in this proxy statement have been adjusted to give effect to the reverse stock split, unless otherwise indicated or unless the context suggests otherwise.

PROPOSAL 1
ELECTION OF DIRECTORS

General Information

Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time. Currently, the Board has fixed the authorized number of directors at seven (7).

Background Information Regarding 2016 Board Changes and Change of Control

In February 2016, we entered into a financing transaction with Boyalife Investment Inc. (“Boyalife USA”) and Boyalife (Hong Kong) Limited (“Boyalife Hong Kong”, and together with Boyalife USA, the “Boyalife Entities”). In the financing transaction, the Boyalife Entities collectively purchased an aggregate of 735,294 shares of our common stock, warrants to purchase an aggregate of 3,529,412 shares of common stock (the “Warrants”), and convertible debentures in the aggregate principal amount of up to $12.5 million (the “Debentures”). In connection with the financing transaction, the Company and the Boyalife Entities entered into a Nomination and Voting Agreement (the “Nomination and Voting Agreement”) under which we agreed that for so long as the Debentures remain outstanding and Boyalife Hong Kong continues to beneficially own at least twenty percent (20%) of our outstanding common stock, Boyalife Hong Kong will have the right to designate one member of the Board. The Nomination and Voting Agreement further provided that, if upon and following the conversion of all of the principal and interest outstanding under the Debentures the Boyalife Entities own at least 50% of the issued and outstanding shares of our common stock, the Boyalife entities shall have the right to designate up to three members of the Board, and the total number of directors that constitute the full Board shall be fixed at 7. On March 9, 2016, the Board appointed Dr. Xiaochun Xu (the founder, Chairman, and CEO of Boyalife USA and certain of its affiliates) as a director. Dr. Xu owns and controls Boyalife USA, and Ms. Yishu Li (the spouse of Dr. Xu) owns and controls Boyelife Hong Kong.

On August 22, 2016, the Debentures were converted into an aggregate of 6,102,941 shares of our common stock. Thereafter, on November 3, 2016, the Board appointed James Xu to the Board as a nominee of the Boyalife Entities under the Nomination and Voting Agreement. Also on November 3, 2016, the Boyalife Entities, by means of a stockholder written consent, removed without cause Craig Moore, Mark Bagnall, and Robin Stracey as directors of the Company and thereupon elected Ms. Vivian Liu as a director of the Company and also elected Dr. Xu as Chairman of the Board and our interim Chief Executive Officer. On December 26, 2016, Boyalife USA transferred its shares of our common stock and the Warrants to Boyalife Hong Kong.

Following the foregoing actions, on January 10, 2017, the Board appointed Dr. Joseph (Jeff) Thomas as a director, and on February 24, 2017, the Board appointed Dr. Russell M. Medford as a director of the Company.

Nominees for Director

The below nominees for director have consented to being named as nominees in this proxy statement and have agreed to serve as directors, if elected. Each of the director nominees listed below are currently serving as members of our Board of Directors other than Mark Westgate. Mr. Westgate has been nominated to serve as a director to fill the vacancy caused by Michael Rhein, who declined to stand for re-election and will cease to be a director following the Annual Meeting.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven (7) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Board has no reason to believe that any of the nominees will be unavailable for election. Each Director who is elected shall hold office until the next Annual Meeting of Stockholders, or until the earlier of their death, resignation or removal, or until such Director’s successor is elected and qualified.

The following sets forth the persons nominated by the Board for election and certain information with respect to those individuals:

Nominee	Age
Xiaochun (Chris) Xu, PhD, MBA	45

Vivian Liu	55

Russell Medford, MD, PhD	62

Mahendra S. Rao, MD, PhD	55

Joseph (Jeff) Thomis, PhD	71

Mark Westgate	47

James Xu	46

Biographies

Xiaochun (Chris) Xu, PhD, MBA	Director since March 2016

Dr. Xu was appointed interim Chief Executive Officer (“CEO”) in November 2016; he joined the Board of Directors in March 2016 as currently serves as Chairman of the Board. Dr. Xu has been the Founder, Chairman and CEO of Boyalife Group Ltd., China since July 2009. From 2008-2009, he was Vice President at Founder Group, a major Chinese technology conglomerate with interests in information technology, pharmaceuticals, real estate, finance, and commodities trading. From 2000-2008, Dr. Xu served in various management positions at Pfizer Inc., and two Nasdaq publicly traded bio-pharmaceutical companies. Dr. Xu received his B.SC. in Biochemistry from the University of Saskatchewan, his Ph.D. degree in Immunology from Washington University School of Medicine (St. Louis, USA) and an Executive MBA degree from Emory University (Atlanta, USA). We believe that Dr. Chu’s extensive and varied experience and knowledge as an executive and investor in the biotechnology, medical device, and pharmaceuticals industry will be a valuable asset to the Company and its Board.

Vivian Liu	Director since November 2016

Ms. Liu was appointed to the Board of Directors and as Chief Operating Officer (“COO”) in November 2016 and February 2017, respectively. From 2012-2017, Ms. Liu was the Managing Director of OxOnc Services Company, an oncology service company and a partner in OxOnc Development LP, an oncology product development company. Since 2011, Ms. Liu has served as a member of the board of directors at Innovus Pharmaceuticals, Inc. (OTCQB:INNV) and as its CEO from 2011-2012. Ms. Liu co-founded NexMed, Inc., renamed Apricus Biosciences, Inc., (NASDAQ:APRI), and served in numerous capacities, including chairman of the board, CEO and chief financial officer. Ms. Liu received her B.A. in International Relations from University of California, Berkeley in 1983 and her MPA in International Finance from University of Southern California in 1985. We believe that Ms. Liu’s experience as a senior executive officer in multiple publicly held pharmaceutical development companies brings important depth of experience and knowledge to the Company.

Russell Medford, MD, PhD	Director since February 2017

In February 2017, Dr. Medford was appointed to the Board of Directors. Dr. Medford has been a Managing Partner of the Salutramed Group, LLC, a strategic life science advisory firm, since 2012. Dr. Medford has served as the CEO of healthEgames, Inc., a digital healthcare company and as the Chairman of ViaMune, Inc., an immuno-oncology therapeutics company, since 2014. From 1993 to 2009, Dr. Medford served as co-founder, President, CEO and Director of AtheroGenics, Inc (AGIX). He was a founding Board Director of Inhibitex, Inc. (INHX) until it was acquired by Bristol-Myers-Squibb in 2012. Dr. Medford is a board-certified physician, and currently holds numerous trustee or board positions including Georgia Global Health Alliance, Inc., and Georgia BIO. Dr. Medford served on the faculties of both the Harvard Medical School and Emory University School of Medicine and obtained his MD and PhD from the Albert Einstein College of Medicine. We believe that Dr. Medford’s experience as a founder and executive of several pharmaceutical development companies will be a valuable asset in connection with the Company’s clinical development activities. Dr. Medford is one of our independent directors pursuant to applicable NASDAQ rules and is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).

Mahendra S. Rao, MD, PhD	Director rejoined in 2014

Dr. Rao rejoined our Board of Directors in April 2014. Dr. Rao had previously been a member of our Board from 2008 – 2011. From March 2014 to the present, Dr. Rao has been engaged as a consultant with his own consulting firm Mahendra Rao, LLC. Dr. Rao was the Director and Chief of Laboratory of Stem Cell Biology at the National Institute of Health (NIH) from 2011 through 2014. Dr. Rao was Vice President, Regenerative Medicine at Life Technologies Inc. (now Thermo Fisher Scientific) from 2006 through 2011. From May 2001 through October 2005 Dr. Rao was Stem Cell Section Chief and Senior Investigator at the National Institute on Aging’s Laboratory of Neuroscience. Dr. Rao has also held associate professor positions at both the Johns Hopkins University and the University of Utah Schools of Medicine. Dr. Rao is the scientific co-founder, Chief Strategy Officer and Chairman of the Scientific Advisory Board of Q Therapeutics, a company working on the development of cellular therapy to treat central nervous system diseases. He holds degrees from Bombay University in India and earned his Ph.D. in developmental neurobiology from California Institute of Technology. We believe that Dr. Rao’s expertise, knowledge, and reputation in the field of regenerative medicine is a valuable asset in connection with the Company’s development activities. Dr. Rao is one of our independent directors pursuant to applicable NASDAQ rules.

Joseph (Jeff) Thomis, PhD	Director since January 2017

Dr. Thomis joined our Board of Directors in January 2017. Since 2012 he has been the CEO at Thomis Consulting BVBA and a partner in OxOnc Development LP, an oncology product development company. From 1997-2012 he was at Quintiles Transnational where he held numerous positions including Chairman of the American Management Board, President of Global Clinical Development Services and President of European Clinical Development Services. Dr. Thomis has served as a non-executive director at NovaQuest LLC, a private equity company and Chairman of the Board of Quotient Clinical, a translational pharmaceutics company since 2014 and 2016, respectively. From 2013-2015, he served as Chairman of the Board of Idis Pharma, a global company providing unlicensed medicines to patients with unmet medical needs. From 2012 to 2013 he was a non-executive director of PDP Courier Services, Ltd and from 2010-2012 he was Chairman of the American Management Board of Quintiles. We believe that Dr. Thomis’ extensive experience with clinical trials and contract research organizations will enable him to provide valuable insight and knowledge with respect to the Company’s clinical development activities. Dr. Thomis received his Ph.D. in Pharmaceutical Sciences from the University of Leuven in Belgium. Dr. Thomis is one of our independent directors pursuant to applicable NASDAQ rules.

Mark Westgate	Director Nominee

Our Board of Directors nominated Mr. Westgate to replace Mr. Rhein who is not standing for re-election. Mr. Westgate has served as Vice President, Finance at PCT, a Caladrius Company (Nasdaq: CLBS) Cell Therapy, LLC since 2011. From 2002 to 2011 he was Chief Financial Officer, Treasurer and Assistant Secretary for NexMed, Inc., later renamed Apricus Biosciences, Inc. (Nasdaq: APRI). From 1998-2002, Mr. Westgate was Group Controller and Treasurer of Lavipharm Corp., an international pharmaceutical research and development company. He received his Bachelor of Business Administration in Public Accounting from Pace University. Mr. Westgate is a CPA. We believe that Mr. Westgate’s experience as a principal financial officer in both publicly traded and privately held life sciences companies will provide substantial insight to the Board, particularly in connection with finance and accounting matters. Mr. Westgate would be one of our independent directors pursuant to applicable NASDAQ rules and is qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii).

James Xu	Director since November 2016

Mr. Xu joined our Board of Directors in November 2016. Mr. Xu is the nominee of the Boyalife Entities under the Nomination and Voting Agreement. Mr. Xu has been the General Counsel of the Boyalife Group Ltd. since 2010. Mr. Xu received his Master of Science in Electrical Engineering and MBA from the University of Mississippi, J.D. and LLM in Taxation from DePaul Law School, LLM in Intellectual Properties and LLM in Information Technologies from John Marshall Law School. Mr. Xu is a practicing attorney and licensed CPA in the State of Illinois. Mr. Xu is also a Patent Lawyer licensed by U.S. Patent and Trademark Office. We believe that Mr. Xu’s combination of technical, legal, and accounting knowledge will bring a unique cross-disciplinary skill set with respect to the Board’s oversight of the Company’s operations and development activities.

RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

General

Our Board believes that good corporate governance is important to ensure that Cesca is managed for the long-term benefit of our stockholders. This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our corporate governance guidelines, committee charters and code of ethical conduct described below are available under the investor information section of our website at www.cescatherapeutics.com.

Board Operating and Governance Guidelines

Our Board has adopted a number of operating and governance guidelines, including the following:

-	Majority of the members of the Board should be independent directors in accordance with NASDAQ rules;

-	Formalization of the ability of each committee to retain independent advisors;

-	Directors have open access to the Company’s management; and

-	Independent directors may meet in executive session prior to or after each regularly scheduled Board meeting without management present.

Board Leadership Structure

Dr. Chris Xu serves as both our Chairman of the Board and interim CEO. The Board and its independent members believe the most effective Board leadership structure at the present time is for the interim CEO to serve as Chairman of the Board. The independent members of the Board believe because the interim CEO is ultimately responsible for executing our strategy and because our performance is an integral part of the deliberations undertaken by the Board, the interim CEO is the director best qualified to act as our Chairman of the Board at this time. The Board reserves the authority to modify this structure to best address and advance the interests of all stockholders, as and when appropriate.

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing risk management. The Board regularly reviews information regarding the Company’s liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of risks relating to financial reporting, internal controls and compliance with legal and regulatory requirements. The Governance and Nominating Committee oversees the management of risks associated with corporate governance, the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Governance and Nominating Committee

The Governance and Nominating Committee was formed to address general governance and policy oversight; succession planning; to identify qualified individuals to become prospective Board members and make recommendations regarding nominations for the Board; to advise the Board with respect to appropriate composition of Board committees; to advise the Board about and develop and recommend to the Board appropriate corporate governance documents and assist the Board in implementing guidelines; to oversee the annual evaluation of the Board and the Company’s CEO, and to perform such other functions as the Board may assign to the committee from time to time. The Governance and Nominating Committee has a Charter which is available on the Company’s website at www.cescatherapeutics.com. The Governance and Nominating Committee currently consists of three independent directors: Dr. Thomis (Governance and Nominating Committee Chairman), Dr. Rao and Mr. Rhein. Following the Annual Meeting, the Governance and Nominative Committee will consist of the following independent directors: Dr. Medford (Chairman), Dr. Rao and Dr. Thomis..

Audit Committee

The Audit Committee of the Board makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm's independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee Charter is available on the Company’s website at www.cescatherapeutics.com. The Audit Committee consists of four independent directors as determined by NASDAQ rules and SEC rules applicable to audit committee members: Mr. Rhein (Audit Committee Chairman), Dr. Medford, Dr. Rao and Dr. Thomis. Dr. Medford and Mr. Westgate are each qualified as an Audit Committee Financial Expert as defined in Regulation S-K Item 407(d)(5)(ii). Following the Annual Meeting, the Audit Committee will consist of the following independent directors: Mr. Westgate (Chairman), Dr. Thomis and Dr. Rao.

Compensation Committee

The Compensation Committee of the Board reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our CEO and Chief Financial Officer (“CFO”), administers the Company’s stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board. The Compensation Committee has a charter which is available on the Company’s website at www.cescatherapeutics.com. The Compensation Committee consists of three independent directors: Dr. Rao (Compensation Committee Chairman), Mr. Rhein and Dr. Thomis. Following the Annual Meeting, the Compensation Committee will consist of the following independent directors: Dr. Thomis (Chairman), Dr. Medford and Mr. Westgate.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee were at any time an officer or employee of ours. In addition, none of our executive officers serves as a member of the compensation committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

Board and Committee Meetings and Attendance

In fiscal 2016, the Board of Directors met twenty two (22) times, the Audit Committee met ten (10) times, the Compensation Committee met five (5) times and the Governance and Nominating Committee met three (3) times. Each director attended at least 75% of the meetings of the Board held while serving as a director. We generally expect our directors to attend our annual meetings. All of our then-directors attended our annual meeting last year either in person or by a conference call connection.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us we believe that during the year ended June 30, 2016, all filing requirements applicable to our officers, directors and greater that 10% beneficial owners were complied with except for Mr. Bruch, Ms. Ellner, Mr. Moore, Dr. Rao and Dr. Xu who each had one late report and Ms. Li who had two late reports.

Code of Ethics

We have adopted a code of ethics that applies to all employees, including our CEO and CFO, Controller or any person performing similar functions. A copy of our code of ethical conduct can be found on our website at www.cescatherapeutics.com. The Company will report any amendment or waiver to the code of ethics on our website within four (4) business days.

COMPENSATION OF DIRECTORS

Director Compensation Table

The following table sets forth the compensation received by each of our non-employee Directors for the year ending June 30, 2016.

Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2) ($)	Total ($)
Mr. Craig W. Moore(3)	79,000	11,000(4)	90,000
Dr. Mahendra S. Rao	71,000	11,000 (4)	82,000
Mr. Michael Rhein(5)	59,000	11,000(4)	70,000
Dr. Xiaochun (Chris) Xu	9,000	4,000(6)	13,000

(1)

Mr. Moore, Dr. Rao and Mr. Rhein elected to receive common stock in lieu of cash for a portion of their Board of Directors fees, which fees are paid in quarterly installments. The grant date fair value of the stock received computed in accordance with Financial Accounting Standards Board’s Codification topic (ASC) 718 was $15,000, $15,000 and $4,000 for Mr. Moore, Dr. Rao and Mr. Rhein, respectively.

(2)

The amounts reported are the aggregate grant date fair value of the awards computed in accordance with ASC 718. See Note 1 of notes to Financial Statements set forth in our Annual Report on Form 10-K for fiscal 2016 for the assumptions used in determining such amounts for option awards.

(3)	Effective November 3, 2016, Mr. Moore ceased service as a director.

(4)	$11,000 reflects the grant date fair value of the annual option awarded to existing directors on the first business day of the fiscal year.

(5)	Mr. Rhein declined to be re-elected to the Board and will cease service as a director following the Annual Meeting.

(6)	$4,000 reflects the grant date fair value of the stock option grant of 1,250 shares due to Dr. Xu upon joining the Board.

The following table sets forth the aggregate number of option awards held by each non-employee director as of June 30, 2016:

Name	Aggregate Number of Option Awards
Mr. Craig W. Moore	4,000
Dr. Mahendra S. Rao	3,750
Mr. Michael Rhein	2,500
Dr. Xiaochun (Chris) Xu	1,250

Each non-employee director receives an annual fee of $35,000. In addition, the Chairman of the Board of Directors receives an annual fee of $25,000. The chairperson of each standing committee receives an additional annual fee of $15,000 for the Audit Committee, $10,000 for the Compensation Committee and $7,000 for the Governance Committee. Each non-chair committee member receives an annual fee of $7,500 for the Audit Committee, $5,000 for the Compensation Committee and $3,500 for the Governance Committee. All fees are paid quarterly. In addition, we reimburse our directors for their reasonable expenses incurred in attending meetings of the Board and its committees. Directors also have the option of accepting stock in lieu of cash fees.

On the first business day of the fiscal year, each of our non-employee directors receive a nonqualified stock option grant of 1,250 shares. Upon the initial appointment or election of any new non-employee director, the director receives a nonqualified stock option grant of 1,250 shares. The options have a seven year life and vest monthly over one year. In both instances, the exercise price is equal to the closing price of the common stock on the date of grant.

EXECUTIVE OFFICERS

Set forth below is information about the current executive officers of the Company:

Name	Position	Age
Dr. Xiaochun (Chris) Xu, PhD, MBA	Interim CEO	45

Ms. Vivian Liu	COO	55

Mr. Jeff Cauble	Principal Accounting Officer	44

Ms. Kimberly Ellner	Vice President, Manufacturing & Global Supply Chain	50

Venkatesh Ponemone	Executive Director of India Operations, Director of Clinical and Scientific Affairs	41

Executive officers serve at the pleasure of our Board of Directors. To our management’s knowledge, there are neither any family relationships between any of our executive officers or key employees nor have any of our executive officers or key employees been involved in a legal proceeding that would be required to be disclosed pursuant to Item 401 (f) of Regulation S-K of the Exchange Act.

Biographies

The biographies for Dr. Xu and Ms. Liu can be found under Proposal 1 – Election of Directors.

Mr. Jeff Cauble was appointed Principal Accounting Officer on March 10, 2017. Mr. Cauble has been employed with the Company since 2010 and has served as Accounting Manager, Assistant Controller and Director of Finance. Mr. Cauble has over 19 years of accounting experience in various financial and managerial roles for Diamond Foods Inc. (DMND) and E.&J. Gallo Winery. Mr. Cauble is a Certified Public Accountant and graduated from University of Idaho with a BS in accounting and finance.

Ms. Kimberly Ellner was appointed Vice President of Manufacturing and Global Supply Chain in March 2016. Since joining the company in 2003, Ms. Ellner has held various positions in Operations including Sr. Director of Global Supply Chain and Sr. Director of Operations where Ms. Ellner has managed the production, procurement, logistics, customer support, and manufacturing engineering functions. Ms. Ellner has over 25 years of experience in various medical device operational roles. Prior to joining Cesca, Ms. Ellner worked for Oratech Interventions, Inc., now Smith and Nephew, where Ms. Ellner held the positions of Materials Manager, Manufacturing Finance Manager, and Business Process Improvement Manager. She also worked for Stryker Corporation in the Instruments and Endoscopy divisions holding positions of Production Supervisor, Business Unit Manager and Materials Manager. Ms. Ellner graduated with honors from Western Michigan University with a Bachelor of Science degree in Manufacturing Administration.

Dr. Venkatesh Ponemone has served as the Executive Director of Indian operations and Director for Clinical Affairs and GMP Laboratory since September 2008. Prior to joining TotipotentRX, now a wholly owned subsidiary of Cesca Therapeutics Inc, he was an Assistant Professor of Medical Microbiology at Kamineni Graduate School of Medicine, Hyderabad, India. Dr. Ponemone completed a two year post-doctoral position in the arena of inflammatory disease and immunology at the University of Illinois, Chicago, and has authored more than 35 peer reviewed publications on regenerative medicine, the role of cytokines in autoimmune disease, and radioprotective and chemoprotective agents in cancer treatment. Dr. Ponemone is a Fellow of Academic General Education, has a Ph.D. from Manipal University in radiation therapy and oncology, holds a post-graduate degree in Medical Microbiology from Kasturba Medical College, Manipal University and holds a Masters degree in Business Administration degree from Sikkim Manipal University.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OF CESCA THERAPEUTICS INC.

The Company has only one class of stock outstanding, common stock. The following table sets forth certain information as of February 28, 2017 with respect to the beneficial ownership of Company’s common stock for (i) each director and director nominee, (ii) each named executive officer herein (each, an “NEO”), (iii) all of Company’s directors and officers as a group, and (iv) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of Company’s common stock. As of February 28, 2017 there were 9,886,402 shares of common stock outstanding.

To the Company’s knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Xiaochun (Chris) Xu, PhD, MBA	22,188(2)	*%

Vivian Liu	13,021(3)	*%

Russell Medford	208(4)	*%

Mahendra Rao MD, PhD.	10,255(5)	*%

Michael Rhein	32,249(6)	*%

Jeff Thomis	313(7)	*%

Mark Westgate	--	*%

James Xu	521(8)	*%

Kim Ellner	8,491(9)	*%

Robin Stracey	228,676(10)	2.3%

Michael Bruch	51,689(11)	*%

Ken Harris	--(12)	*%

Mitch Sivilotti	28,270(13)	*%

Officers & Directors as a Group (13 persons)	395,881	3.9%

5% Common Stockholders
Boyalife (Hong Kong) Limited.(14)	10,367,648(14)	77.3%

*     Less than 1%.

(1)

“Beneficial Ownership” is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of the security within 60 days, including, but not limited to, any right to acquire the security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by that person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. Some of the information with respect to beneficial ownership has been furnished to us by each director or officer, as the case may be.

(2)

Dr. Xu’s beneficial ownership represents 22,188 shares issuable upon the exercise of options granted to him as interim CEO or a member of the Board of Directors. This does not include the 10,367,648 beneficial shares owned by Boyalife (Hong Kong) Limited. Dr. Xu’s spouse, Ms. Yishu Li, is the sole stockholder of Boyalife (Hong Kong) Limited. Dr. Xu disclaims beneficial ownership of these shares.

(3)	Includes 6,771 shares issuable upon the exercise of options and 6,250 shares issuable upon the vesting of restricted stock units.
(4)	Represents 208 shares issuable upon the exercise of options.
(5)	Consists of 5,255 outstanding common shares and 5,000 shares issuable upon the exercise of options.
(6)	Consists of 28,499 outstanding common shares and 3,750 shares issuable upon the exercise of options.
(7)	Represents 313 common shares issuable upon the exercise of options.
(8)	Represents 521 shares issuable upon the exercise of options.
(9)	Consists of 4,199 outstanding common shares and 4,292 shares issuable upon the exercise of options.
(10)	Consists of 116,676 outstanding common shares and 112,000 shares issuable upon the exercise of options. This information has been furnished by the shareholder.
(11)	Consists of 14,775 outstanding common shares, 21,000 shares issuable upon the exercise of options and 15,914 shares issuable upon the vesting of restricted stock units.
(12)	This information has been furnished by the shareholder.

(13) This information has been furnished by the shareholder.

(14) Consists of 6,838,237 outstanding shares and 3,529,411 shares issuable upon the exercise of warrants. The business address of Boyalife (Hong Kong) Ltd. (“Boyalife Hong Kong”) is c/o Boyalife Group, Ltd. 800 Jiefang Road East,Wuxi City, China 214002. This information is based on a Form 4 filed with the SEC by Boyalife Hong Kong. Ms. Yishu Li is the sole owner of and has sole management control of Boyalife Hong Kong, and accordingly Ms. Li has sole voting and dispositive power over the shares of Company common stock owned by Boyalife Hong Kong. Ms. Li is the spouse of Dr. Xu, our interim CEO and a director.

Employment Agreements

Dr. Xiaochun (Chris) Xu. Under the terms of the employment agreement with Dr. Xu, he shall serve as interim CEO, and he will receive an annual base salary of $425,000, 50,000 stock options (subject to vesting) and will be eligible to earn a bonus of up to 60% of his base salary for his performance in 2017. Dr. Xu’s employment with the Company will be “at will”, and he will not be entitled to any severance or other payments upon his termination of employment except as may be required by applicable law.

Ms. Vivian Liu. Under the terms of the employment agreement with Ms. Liu, she shall serve as COO, and she will receive a base salary of $255,000 per annum, she has the potential to receive up to 50% of her salary in annual bonus. She will also receive an annual grant of 25,000 restricted stock units and 25,000 common stock options, subject to shareholder approval of the Company’s 2016 Equity Incentive Plan as provided herein. In the event that Ms. Liu’s employment is terminated by the Company without Cause or she resigns for Good Reason, she will be entitled to receive nine months of base salary in effect as of the termination date and six months of accelerated vesting on all outstanding options to acquire the Company’s common stock and restricted common stock awards. If Ms. Liu’s employment is terminated by the Company without Cause or she resigns for Good Reason, in each case, within three months prior to or one year following certain changes in control of the Company, she will be entitled to receive a lump-sum cash payment equal to twelve months of base salary in effect as of the termination date, a lump-sum cash payment equal to her most recently established annual short-term incentive target award, full acceleration of vesting on all outstanding options to acquire the Company’s common stock and restricted common stock awards and 12 months of COBRA premiums.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth certain information regarding the compensation paid to our named executive officers for all of the services they rendered to the Company in the last two completed fiscal years:

		SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Comp ($)		All Other Comp ($)		Total ($)
Robin Stracey	2016	425,000		--	--	--	220,000	(2)	24,000	(3)	669,000
Former CEO (until 11/3/16)	2015	283,000	(4)	--	832,000	465,000	--		1,000	(5)	1,581,000

Michael Bruch	2016	204,000		20,000	13,000	35,000	56,000	(6)	--		328,000
Former CFO (until 3/10/17)	2015	157,000	(7)	--	53,000	--	--		--		210,000

Kim Ellner	2016	164,000	(8)	6,000	3,000	16,000	46,000	(9)	--		235,000
VP, Manufacturing & Global	2015	153,000	(8)	6,000	--	--	--		--		159,000
Supply Chain

Ken Harris	2016	85,000		--	--	32,000	--		293,000	(10)	410,000
Former President (until 9/28/15)	2015	329,000		--	--	122,000	--		12,000	(5)	463,000

Mitchel Sivilotti	2016	119,000		--	--	--	--		71,000	(11)	190,000
Former Chief Biologist (until 12/14/15)	2015	240,000		--	--	61,000			12,000	(5)	313,000

(1)

The amounts reported are the aggregate grant date fair value of the awards computed in accordance with ASC 718. See Note 1 of notes to Financial Statements set forth in our Annual Report on Form 10-K for fiscal 2016 for the assumptions used in determining such amounts.

(2)	Represents amounts earned under the Company’s 2016 short-term incentive program. Mr. Stracey received 55,168 shares on July 7, 2016 and $62,000 cash in September 2016 as payment.
(3)	Represents $12,000 for an auto allowance and $12,000 reimbursement of accommodation related expenses while working in Rancho Cordova.
(4)

Mr. Stracey was paid as a consultant with payments made directly to Mr. Stracey’s consulting company, Apex Life Science Advisors, LLC, while he was interim CEO from October 29, 2014 through June 9, 2015.

(5)	Represents payments for an auto allowance.
(6)	Represents amounts earned under the Company’s 2016 short-term incentive program. Mr. Bruch received 14,603 shares on July 7, 2016 and $14,000 cash in September 2016 as payment.
(7)	Represents payments through May 8, 2015 when Mr. Bruch was Controller.
(8)	Represents payments through March 8, 2016 when Ms. Ellner was Sr. Director of Global Supply Chain.
(9)	Represents amounts earned under the Company’s 2016 short-term incentive program. Ms. Ellner received 12,062 shares on July 7, 2016 and $11,000 cash in September 2016 as payment.
(10)

Includes $246,000 severance upon termination of employment on September 28, 2015, $35,000 pay-out of accrued vacation balance, $9,000 of consultant fees after his termination and $3,000 of auto allowance.

(11)	Includes $37,000 of consultant fees after his termination, $28,000 pay-out of accrued vacation balance and $6,000 auto allowance.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about outstanding option and stock awards held by the named executive officers as of June 30, 2016. The grant date fair value of the awards granted in fiscal 2016 and 2015 is disclosed in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Robin Stracey
	750	--		27.80	7/1/17
	1,250	--		27.60	7/1/21
	31,256	18,744	(1)	16.64	6/9/22
						12,500	(2)	37,000	37,500	(3)	110,000
Mike Bruch	417	2,083	(4)	12.60	9/10/22
	417	2,083	(5)	12.00	10/22/22
						180	(6)	500
Kim Ellner	125	625	(7)	12.60	9/10/22
	--	3,750	(8)	4.20	3/9/23
						120	(9)	400
(1)	Vested on November 3, 2016, the date of Mr. Stracey’s termination. Options will remain outstanding until exercised or the original expiration date.
(2)	Vested on November 3, 2016, the date of Mr. Stracey’s termination.
(3)	Vested on November 3, 2016, the date of Mr. Stracey’s termination. Options will remain outstanding until exercised or the original expiration date.
(4)	Vested on March 10, 2017, the date of Mr. Bruch’s termination. Options will remain outstanding until exercised or the original expiration date.
(5)	Vested on March 10, 2017, the date of Mr. Bruch’s termination. Options will remain outstanding until exercised or the original expiration date.
(6)	Vested on March 10, 2017, the date of Mr. Bruch’s termination.
(7)	Vests in equal instalments on September 10, 2016, March 10, 2017. September 10, 2017, March 10, 2018 and September 10, 2018.
(8)	Vests in equal installments on September 9, 2016, March 9, 2017, September 9, 2017, March 9, 2018, September 9, 2018 and March 9, 2019.
(9)	Vests on June 30, 2017.

Potential Payments upon Termination or Change in Control

During the fiscal year ended June 30, 2016, our named executive officers had certain change of control rights under employment agreements or, if the executive did not have an employment agreement, under an Executive Change of Control Policy. For the fiscal year ended June 30, 2016, Mr. Stracey and Mr. Bruch each had contractual rights to severance under their respective employment agreements. In connection with their respective terminations, the Company paid the severance benefits set forth below under “Actual Payments upon Termination.” The Company previously maintained an Executive Change of Control Policy, applicable to executive officers and vice presidents who did not have employment agreements that provided for severance upon certain terminations following a Change of Control. Subsequent to June 30, 2016, we terminated the Executive Change of Control Policy.

In July 2016, the Compensation Committee adopted a short term incentive plan under which our NEOs were granted cash awards and shares of common stock. The cash awards will be payable and the shares of common stock will fully vest on July 1, 2017 provided that the NEO is employed by the Company as of such date. If the NEO is terminated without cause prior to July 1, 2017 the cash and shares vest immediately. Ms. Ellner was awarded $37,170 and 12,997 shares of stock under such plan.

Except as described herein, none of our executive officers are currently entitled to severance upon termination of employment with the Company other than Ms. Liu, who is entitled to severance in certain instances under the terms of her employment agreement, as described under “Employment Agreements” above.

Actual Payments upon Termination

The following table describes the actual payments upon termination of the employment of Messrs. Stracey, Bruch and Harris. Mr. Stracey’s employment terminated November 3, 2016. Mr. Bruch’s employment terminated March 10, 2017. Mr. Stracey and Mr. Bruch’s employment terminated within 12 months following a change in control. Mr. Harris’ employment terminated September 28, 2015. Mitchel Sivilotti did not receive any severance following termination.

Name	Severance		Value of Accelerated Stock Options & Restricted Stock Awards	Health Benefits		Total
Robin Stracey	$1,221,000	(1)	$539,000	$34,000	(2)	$1,794,000
Mike Bruch	$337,500	(1)	$46,000	$27,000	(3)	$410,500
Ken Harris	$492,000	(4)	--	--		$492,000

(1)	Paid in a lump-sum.
(2)	Payable monthly thru May 2018 unless Mr. Stracey secures employment with medical and dental coverage earlier.
(3)	Payable monthly thru March 2018 unless Mr. Bruch secures employment with medical and dental coverage earlier.
(4)	Payable biweekly through March 31, 2017.

PROPOSAL 2

APPROVAL OF ADOPTION OF AMENDED 2016 EQUITY INCENTIVE PLAN

Background

On July 7, 2016, the Compensation Committee of the Board of Directors approved the 2016 Equity Incentive Plan (“Plan”) under which up to 325,000 shares may be issued pursuant to grants of shares, options or other forms of equity incentives, subject to our Stockholders’ approval at the annual meeting.  On March 16, 2017, the Board of Directors voted to amend the 2016 Equity Incentive Plan to increase the number of shares available under the Plan to 600,000. If the Plan is not approved by the Company’s stockholders by July 7, 2017, the Plan shall be terminated without further action, and any Awards granted prior to such stockholder approval date shall be forfeited and canceled. The purpose of the 2016 Equity Incentive Plan is to promote our interests and our Stockholders interests by aiding us in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of our Company, to offer such persons incentives to put forth maximum efforts for the success of our business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in our Company, thereby aligning the interests of such persons with our Stockholders.

The 2016 Equity Incentive Plan is intended to replace our 2006 Equity Incentive Plan, which expired under its terms in 2016.  Therefore no further options or equity incentives may be granted under our 2006 Equity Incentive Plan. As of February 28, 2017, there were 89,647 shares issuable under issued and outstanding options and 65,148 shares issuable under restricted stock units in our 2006 Equity Incentive Plan.

The Board believes that the following factors should be considered in connection with the adoption of the 2016 Equity Incentive Plan:

●

Equity compensation remains a key component of maintaining competitive compensation packages for our directors, officers and employees, and we believe awards under the Plan effectively reward our service providers for the success of our Company over time.

●	The 2006 Equity Incentive Plan has expired and new stock options and equity incentives can no longer be granted under its terms.

●	The 2016 Equity Incentive Plan gives us the flexibility to grant other forms of equity incentives, such as restricted stock units and other stock-based awards, in addition to granting stock options.

●

If the Plan is not approved by our stockholders, awards representing 232,275 shares subject to outstanding stock options and 25,000 shares subject to outstanding restricted stock units (as of February 28, 2017) will be cancelled and forfeited under their terms, thereby eliminating a key element in motivating and retaining our employees.

●	The Stockholders are asked to approve a total of 600,000 common shares for awards under the Plan.

Participation and Current Reservation of Awards

The 2016 Equity Incentive Plan will be available to our directors, executive officers and employees in the discretion of our Compensation Committee, which will grant Awards under the Plan based on the best interests of the Company and the Stockholders.

As of February 28, 2017, there were 232,275 shares subject to outstanding option awards and 25,000 shares subject to outstanding restricted stock unit awards. Under the terms of the award agreements, no portion of the options may be exercised and no shares of stock underlying the option or restricted stock units will be issued until our stockholders approve the Plan.

The following is a brief summary of the material terms of the Plan.  This summary is qualified in its entirety by the full text of the Plan which is set out in Appendix “A”.

Description of the 2016 Equity Incentive Plan

Administration

The Compensation Committee administers the Plan and has full power and authority to determine when and to whom awards will be granted, and the type, amount and other terms and conditions of each award, consistent with the provisions of the Plan. Subject to the provisions of the Plan, the Compensation Committee may amend the terms of, or accelerate the exercisability of, an outstanding award. The Compensation Committee has authority to interpret the Plan and establish rules and regulations for the administration of the Plan.

The Compensation Committee may delegate its powers under the Plan to one or more officers or directors, except that such delegated officers will not be permitted to grant awards to any officers or Affiliate who are subject to Section 16 of the Exchange Act or in a manner as would cause the Plan not to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), applicable exchange rules or applicable corporate law.

Eligibility

Any employee, officer, non-employee director, consultant, independent contractor or advisor providing services to the Company or an affiliate, or any person to whom an offer of employment has been made, and who is selected by the Compensation Committee to participate, is eligible to receive an award under the 2016 Equity Incentive Plan.

Shares Available for Awards

The aggregate number of shares that may be issued under all stock-based awards made under the Plan is 600,000 common shares.  In addition, for stock options and stock appreciation rights (“SARs”), the aggregate number of shares with respect to which such awards are exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the Plan. If awards under the Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards shall again become available for issuance under the Plan. However, under the following circumstances, shares will not again be available for issuance under the Plan: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to a stock option, restricted stock unit or SAR, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds.  In addition, awards that do not entitle the recipient to receive or purchase shares shall not be counted against the number of shares available for issuance under the Plan.

Certain awards under the Plan are subject to limitations. No person may be granted awards under the Plan for more than 215,000 shares of our common stock in any calendar year.  The maximum amount payable to a participant within any taxable year under all performance awards denominated in cash may not exceed $6,000,000.  Non-employee directors may not be granted awards in any calendar year of more than 13,500 shares.

The Compensation Committee will adjust (i) the number of shares available under the Plan, (ii) the number and type of shares subject to outstanding awards and (iii) the share limits described above in the case of a dividend (other than a regular cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the Plan. Any adjustment determination made by the Compensation Committee or the Board shall be final, binding and conclusive.

Dilution Discussion

In setting the amount of shares authorized under the Plan for which stockholder approval is being sought, the Compensation Committee and the Board considered, among other factors, the historical amounts of equity awards granted by the Company, and the potential future grants over the next several years. The Committee and the Board also consider recommendations by the CEO for the other named executive officers.

To reduce the dilutive impact of our equity award grants on our stockholders’ interests, we actively administer our equity grant program to make use of our resources as effectively as possible.  Equity awards are generally limited to (1) those positions deemed critical to our future success, (2) individuals whose personal performance makes them highly valuable to us, and (3) essential new hires.

Type of Awards and Terms and Conditions

The 2016 Equity Incentive Plan provides that the Compensation Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable:

●	stock options, including both incentive stock options (“ISOs”) and non-qualified stock options (together with ISOs, “options”;

●	stock apprection rights;

●	restricted stock;

●	restricted stock units;

●	performance awards;

●	dividend equivalents; and

●	other stock-based awards.

Options and SARs

The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR.

Exercise Price. The Compensation Committee has the discretion to determine the exercise price and other terms of options and SARs, except that the exercise price will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant, unless such option or SAR is granted in substitution for an option or SAR previously granted by a merged or acquired entity. Without the approval of stockholders, we will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” as discussed in the Plan.

Vesting. The Compensation Committee has the discretion to determine when and under what circumstances an option or SAR will vest.

Exercise. The Compensation Committee has the discretion to determine the method or methods by which an option or SAR may be exercised, which methods may include a net exercise. The Compensation Committee is not authorized under the Plan to accept a promissory note as consideration.

Expiration. Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, except that, in the case of an ISO held by a 10% stockholder, the option may not be exercised more than five years from the date of grant.

Special Limitations on ISOs. In the case of a grant of an option intended to qualify as an ISO, no such option may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of our stock or our subsidiaries unless the exercise price per share of our common stock subject to such ISO is at least 110% of the fair market value per share of our common stock on the date of grant, and such ISO award is not exercisable more than five years after its date of grant.

Restricted Stock and Restricted Stock Units

The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to restrictions imposed by the Compensation Committee, to receive shares of our common stock at some future date determined by the Compensation Committee. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock and restricted stock units subject to continued employment, passage of time and/or such performance conditions as are deemed appropriate by the Compensation Committee.  Unless otherwise specified by the Compensation Committee, upon a participant ceasing to provide service as an employee or a non-employee director, all unvested shares of restricted stock and restricted stock units shall be forfeited and reacquired by us.

Dividend Equivalents

The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Compensation Committee. Dividend equivalents will be subject to other terms and conditions determined by the Compensation Committee, but the Compensation Committee may not (i) grant dividend equivalents in connection with options or SARs or (ii) pay a dividend equivalent with respect to an award prior to the date on which all performance-based conditions or restrictions on such award have been satisfied, waived or lapsed.

Performance Awards

Option and SAR awards under the Plan qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code (“Section 162(m)”). In addition, the Compensation Committee may grant performance awards denominated or payable in cash, shares (including restricted stock and restricted stock unit awards), other securities, other awards or other property under the 2016 Equity Incentive Plan that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) (“performance awards”). A performance award will be conditioned solely upon the achievement of one or more objective performance goals established by the Compensation Committee in compliance with Section 162(m). The Compensation Committee must determine the length of the performance period, establish the performance goals for the performance period, and determine the amounts of the performance awards for each participant no later than 90 days after the beginning of each performance period according to the requirements of Section 162(m).

Performance goals must be based solely on one or more of the following, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis: economic value added (EVA); sales or revenue; costs or expenses; net profit after tax; gross profit; income; cash flow; earnings; earnings per share (EPS); earnings per share from continuing operations; returns; margins; ratios; budget comparisons; unit volume; stock price; net working capital; value creation; market share; market capitalization; workforce satisfaction and diversity goals; employee retention; production metrics; development milestones for clinical therapies; development; implementation or completion of key projects; or strategic plan development and implementation. Such goals may reflect absolute results of individual performance or organizational performance at various levels.  When establishing performance criteria, the Compensation Committee may allow the exclusion of charges related to an event or occurrence that the Compensation Committee determines should properly be excluded.

Under the Plan, following the close of each performance period, the Compensation Committee is required to certify that the applicable performance goals have been met prior to payment of any performance awards to participants.

Other Stock-Based Awards

The Compensation Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our common stock, subject to terms and conditions determined by the Compensation Committee and the limitations in the Plan. No other stock-based awards shall contain a purchase right or option-like exercise feature.

Duration, Termination and Amendment

The 2016 Equity Incentive Plan has a term of ten years expiring on July 7, 2026, unless terminated earlier by the Board. The Board may at any time and from time to time and in any respect amend or modify the Plan. The Board shall require the approval of the stockholders of any amendment or modification of the Plan that would:  (i) be required under the rules or regulations of the Securities and Exchange Commission or NASDAQ, (ii) increase the number of shares authorized under the Plan, (iii) increase the annual participant share limits or annual cash award limits, (iv) permit a repricing of options or SARs, (v) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant, or (vi) increase the maximum term of options or SARs. No amendment or modification of the Plan may be made that would adversely affect any outstanding award without the consent of the participant or the current holder of the award.

Effect of Corporate Transaction

Awards under the Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of shares, or any other similar corporate transaction with respect to us. In the event of such a corporate transaction, the Compensation Committee or the Board may provide for one or more of the following to occur upon the occurrence of the event (or immediately prior to such event, provided the event is consummated):

●

termination of any award, whether vested or not, in exchange for an amount of cash and/or other property equal to the amount that would have been received upon exercise of the award or the realization of the participant’s rights under the award. Awards may be terminated without payment if the Compensation Committee or Board determines that no amount is realizable under the award as of the time of the transaction;

●	replacement of any award with other rights or property selected by the Compensation Committee or the Board;

●	the assumption of any award by the successor entity (or its parent or subisdiary or the arangement for substitution for similar awards covering the stock of such successor entity;

●	acceleration of the exercisability or vesting of any award, notwithstanding the language in the participant’s award agreement; or

●	require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction.

Clawback or Recoupment

All awards under the Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the Compensation Committee or any applicable law, rule or regulation.

Income Tax Withholding

In order to comply with all applicable income tax laws and regulations, we may take appropriate action to ensure that all applicable taxes, which are the sole responsibility of the participant, are withheld or collected.  The Compensation Committee may allow the participant to satisfy any tax obligation by (a) electing to have a portion of the shares withheld that otherwise would be delivered upon exercise, receipt or the lapse of restrictions with respect to the award, or (b) electing to deliver to us shares of the Company other than shares received pursuant to the award with a fair market value equal to the amount of the tax obligation.

Limited Transferability of Awards

Except as otherwise provided by the Compensation Committee, no award or other right or interest of a participant under the Plan (other than fully vested and unrestricted shares issued pursuant to an award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable. If a transfer is allowed by the Compensation Committee (other than for fully vested and unrestricted shares), the transfer will be for no value and shall comply with the Form S-8 rules. The Compensation Committee may establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award upon the participant’s death.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO THE 2016 EQUITY INCENTIVE PLAN

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2016 Equity Incentive Plan

Grant of Options and SARs.  The grant of a stock option (either an incentive stock option or a non-qualified stock option) or SAR is not expected to result in any taxable income for the recipient.

Exercise of Incentive Stock Options.  Upon the exercise of an incentive stock option, no taxable income is realized by the optionee for purposes of regular federal income tax.  However, the optionee may be required to recognize income for purposes of the alternative minimum tax (“AMT”).  If stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) the Company will not be entitled to a deduction for federal income tax purposes.

If the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) the Company will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense.  Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.

Exercise of Non-Qualified Stock Options and SARs.  Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and the Company generally will be entitled at that time to an income tax deduction for the same amount.  Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and generally are deductible by the Company.

The tax consequence upon a disposition of shares acquired through the exercise of a non-qualified stock option or SAR will depend on how long the shares have been held.  Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under a non-qualified stock option or SAR.

Restricted Stock.  Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture.  However, an award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions).  With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date.  However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares).  Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income.  The Company will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Restricted Stock Units, Performance Awards and Dividend Equivalents.  Recipients of grants of restricted stock units, performance awards or dividend equivalents (collectively, “deferred awards”) will not incur any federal income tax liability at the time the deferred awards are granted.  Deferred award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the deferred award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the deferred award.  Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income.  Cash or shares to be received pursuant to a deferred award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the deferred award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws.  The Company will be entitled to an income tax deduction for any amounts included by the deferred award holder as ordinary income.  For deferred awards that are payable in shares, the participant’s tax basis in the shares received pursuant thereto will be equal to the fair market value of the shares at the time the shares become payable.  Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Income Tax Deduction.  Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and other performance awards paid under the 2016 Equity Incentive Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, our Company generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2016 Equity Incentive Plan.   Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other three most highly compensated executive officers (excluding the chief financial officer). However, “qualified performance-based compensation” is not subject to the

$1,000,000 deduction limit.  In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant to any performance period, must be approved by a majority of the corporation’s shareholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

Delivery of Shares for Tax Obligation.  Under the 2016 Equity Incentive Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to the Company to satisfy federal and state tax obligations.

Section 409A of the Internal Revenue Code.  The Compensation Committee will administer and interpret the 2016 Equity Incentive Plan and all award agreements in a manner consistent with the intent to satisfy the requirements of Section 409A of the Code to avoid any adverse tax results thereunder to a holder of an award.  If any provision of the 2016 Equity Incentive Plan or any award agreement would result in such adverse consequences, the Committee may amend that provision or take other necessary action to avoid any adverse tax results, and no such action will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the 2016 Equity Incentive Plan.

Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act.  Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, shares received through exercise or payout of a non-qualified option, an incentive stock option (for purposes of the AMT only), a SAR or a restricted stock unit, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Code if the recipient has had a non-exempt acquisition of shares of Company stock within the six months prior to the exercise, payout or vesting. Accordingly, the amount of any ordinary income recognized and the amount of the Company’s income tax deduction will be determined as of the end of that period unless a special election is made by the recipient pursuant to Section 83(b) of the Code to recognize income as of the date the shares are received.

New Plan Benefits

Any equity-based or cash compensation awards to be granted in the future to eligible individuals, including current and future employees, officers and directors, under the Plan cannot be determined at this time, as actual awards will be made at the discretion of the Compensation Committee.

Name and Position	Dollar Value of RSUs	Number of RSUs	Number of Stock Options
Chris Xu, Interim CEO & Board Member	--	--	50,000
Vivian Liu, COO & Board Member	$72,250	25,000	26,250
Jeff Cauble, Principal Accounting Officer	--	--	4,000
Kimberley Ellner	--	--	16,000
Mike Bruch, Former CFO	--	--	16,000
Robin Stracey, Former CEO	--	--	60,000
Executive Group		25,000	172,250
Non-Employee Director Group	N/A	N/A	3,750
Non-Executive Officer Employee Group	N/A	N/A	56,275

Stock Options and RSUs have been previously granted under the 2016 Equity Incentive Plan. All options and RSUs are subject to forfeiture if the Plan is not approved by the stockholders at the annual meeting. Under Mr. Stracey’s General Release and Waiver, if the Plan is not approved by the stockholders, we agreed to reissue 60,000 options providing the same economic benefits to Mr. Stracey pursuant to any new option plan adopted. The dollar values of the RSUs reflected in the table above are based on the closing price of the Company's common stock on the relevant RSU grant dates.

RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDED 2016 EQUITY INCENTIVE PLAN.

EQUITY COMPENSATION PLANS

The following table provides information for all of the Company’s equity compensation plans in effect as of June 30, 2016.

Plan Category	Number of securities to be issued upon exercise of outstanding options and restricted stock (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	167,944	$14.85	180,398
Equity compensation plans not approved by security holders	--		--
Total	167,944		180,398

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

For the fiscal years ended June 30, 2016 and 2015, there were no related party transactions reportable under Item 404 of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the financial reporting process for the Company on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee (i) reviews the financial statements, (ii) reviews management’s results of testing of the internal controls over the financial reporting process, (iii) reviews and concurs with managements appointment, termination or replacement of the CFO, (iv) consults with and reviews the services provided by the Company’s independent registered public accounting firm and makes recommendations to the Board regarding the selection of the independent registered public accounting firm, and (v) reviews reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies. The Company’s management has primary responsibility for preparing the financial statements and establishing the Company’s financial reporting process and internal control over financial reporting. Company management is also responsible for its assessment of the effectiveness of internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles. Depending on the reporting status of the Company, the independent registered public accounting firm may also be responsible for issuing a report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibilities include oversight of these processes.

In accordance with Statements on Auditing Standards (SAS) No. 61 (codification of Statements on Auditing Standards, AU§ 380), as adopted by the Public Company Oversight Board in Rule 3200T, the audit committee had discussions with management and the independent registered public accounting firm regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from the Company and its management and the independent registered public accounting firm provided the written disclosures and the letter required by the Public Company Accounting Oversight Board (PCAOB) Rule 3526, “Communication with Audit Committees Concerning Independence” and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

The Audit Committee has also met and discussed with the Company’s management, and its independent registered public accounting firm, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company’s independent registered public accounting firm. In addition, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the specific results of audit investigations and examinations and the independent registered public accounting firm’s judgments regarding any and all of the above issues.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2016, for filing with the SEC.

Respectfully submitted,

CESCA THERAPEUTICS INC. AUDIT COMMITTEE

Mr. Michael Rhein, Chairman
Dr. Mahendra Rao
Dr. Joseph Thomis

FEES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the fees billed to us by Marcum LLP and Ernst & Young. Marcum LLP was appointed our principal accountant on May 29, 2015.

	Marcum		Marcum		E&Y
Fee Category	Fiscal 2016		Fiscal 2015		Fiscal 2015
Audit Fees	$364,000	(1)	$199,000	(1)	$213,000	(1)
Audit-Related Fees	--		--		383,000	(2)
Tax Fees	--		--		40,000	(3)
All Other Fees	--		--		--
Total Fees	$364,000		$199,000		$636,000	(4)

(1)

The audit fees consisted of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements and capital market financings.

(2)	Includes fees billed for consulting services performed regarding a deficiency in the Company’s governance practices.
(3)	Tax fees consist of fees for tax compliance and tax advice which relate to the preparation of federal and state tax returns and other services.
(4)

On May 6, 2015, Ernst & Young LLP ("E&Y") informed our audit committee that E&Y was resigning as the Company's independent registered public accounting firm. The report of E&Y on the Company's financial statements for the two fiscal years prior to their resignation did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 2014 and 2013, and in the subsequent interim period through May 6, 2015, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the matter in their report. Subsequent to the completion of the audit of the Company's financial statements for the year ended June 30, 2014, E&Y determined that a deficiency in the Company's governance practices exists which was concluded to represent a material weakness in the Company's internal control over financial reporting. This issue was discussed by the audit committee and the Company remediated this material weakness..

The Audit Committee pre-approves all audit and non-audit services to be, and has approved all of the foregoing audit and non-audit services, performed by the independent registered public accounting firm in accordance with the Audit Committee Charter.

PROPOSAL 3

RATIFICATION OF MARCUM LLP

The Audit Committee of the Board has appointed Marcum LLP (Marcum) as the Company’s independent registered public accounting firm for our fiscal year ending June 30, 2017. Marcum also served as the Company’s independent registered public accounting firm for our 2016 fiscal year. The Board concurs with the appointment and is submitting the appointment of Marcum as our independent registered public accounting firm for stockholder ratification at the annual meeting.

Our Bylaws do not require that the stockholders ratify the appointment of Marcum as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether to retain Marcum, but may retain Marcum in any event. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

We expect that representatives of Marcum will be either physically present or available via phone at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the meeting.

RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT YEAR.

PROPOSAL 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Please read the “Compensation of Named Executive Officers” section of this proxy statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

We believe that our compensation policies and procedures are aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and Compensation Committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

RECOMMENDATION OF THE BOARD

OUR BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON A NONBINDING ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 5

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to the nonbinding advisory vote on executive compensation, the Dodd-Frank act also enables our stockholders to express their preference for having a “say on pay” vote every one, two or three years. This nonbinding “frequency” vote is required at least once every six years. It is the Company’s belief, and the Board’s recommendation, that this vote should occur every three years.

A triennial approach provides regular input by stockholders, while allowing stockholders to better judge our compensation programs in relation to our long-term performance. This benefits our institutional and other stockholders, who have historically held our stock over the long-term.

A triennial vote will provide our Compensation Committee and our Board sufficient time to thoughtfully evaluate the results of the most recent advisory vote on executive compensation, discuss the implications of the vote with our stockholders and develop and implement any changes to our executive compensation program that may be appropriate in light of the vote. A triennial vote will also allow for these changes to our executive compensation program to be in place long enough for stockholders to see and evaluate the effectiveness of these changes.

The composition and level of compensation paid to executives in the market evolves over multiple years. A triennial approach will allow us to review evolving practices in the market to ensure our compensation programs reflect best practices.

RECOMMENDATION OF THE BOARD

OUR BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” “EVERY THREE YEARS” ON PROPOSAL 5.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT
CESCA THERAPEUTICS INC. ANNUAL MEETING

Our restated bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder.

Notice to us of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our secretary. To be timely, a stockholder’s notice must be delivered to the secretary at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting; provided, however, that in the event that less than seventy (70) days prior notice of the of the date of the meeting is given to stockholders, then the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us. Such notice must include them items specified in our revised bylaws.

Stockholder proposals intended for inclusion in our proxy statement relating to the next annual meeting must be received by us no later than November 20, 2017. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Notices of intention to present proposals at the 2017 Annual Meeting should be addressed to the Corporate Secretary, Cesca Therapeutics Inc., 2711 Citrus Road, Rancho Cordova, California 95742. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION

The Annual Report on Form 10-K for the fiscal year ended June 30, 2016, including audited consolidated financial statements, may be mailed to stockholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. The Company is required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by visiting the SEC’s Public Reference 100 F Street, N.E., Washington, D.C. 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC’s website at www.sec.gov.

Additional copies of the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended June 30, 2016, will be provided to stockholders without charge upon request. Stockholders should direct any such requests to Cesca Therapeutics Inc., 2711 Citrus Road, Rancho Cordova, California 95742, Attention: Corporate Secretary.

Stockholders may send communications to the Board by mail to the Chairman of the Board, Cesca Therapeutics Inc., 2711 Citrus Road, Rancho Cordova, California 95742.

TRANSACTIONS OF OTHER BUSINESS AT THE CESCA THERAPEUTICS INC. ANNUAL MEETING

We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting, including adjournment, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

/s/ Ms. Vivian Liu
Corporate Secretary

March 22, 2017
Rancho Cordova, California

Exhibit A

CESCA Therapeutics Inc.
2016 equity INCENTIVE PLAN
(As amended)

Section 1.	Purpose and Effective Date

(a)     Purpose. The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

(b)     Effective Date. The Plan was adopted by the Board on July 7, 2016 (the “Effective Date”), subject to approval by the Company’s stockholders within twelve (12) months following the Effective Date. Awards may be granted under this Plan on and after the Effective Date, provided that any Awards granted prior to the date that the Plan is approved by the Company’s stockholders shall be conditioned on such stockholder approval. If the Plan is not approved by the Company’s stockholders within (12) months following the Effective Date, the the Plan shall be terminated without further action, and any Awards granted prior to such stockholder approval date shall be forfeited and canceled. Under the terms of all Awards granted prior to stockholder approval of the Plan, no exercise of Options nor the issuance of any Shares thereunder shall be permitted until stockholder approval of the Plan is attained.

(c)     Prior Plan. If the Company’s stockholders approve this Plan, then the Prior Plan will terminate on the date of such stockholder approval, and no new awards will be granted under the Prior Plan after such termination date; provided that the Prior Plan will continue to govern awards outstanding as of the date of the Prior Plan’s termination and such awards shall continue in force and effect until fully distributed or terminated pursuant to their terms.

Section 2.     Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)     “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)     “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c)     “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)     “Board” shall mean the Board of Directors of the Company.

(e)     “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)     “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m).

(g)     “Company” shall mean Cesca Therapeutics Inc. and any successor corporation.

(h)      “Director” shall mean a member of the Board.

(i)     “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(j)      “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(k)     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)     “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be the closing price of one Share as reported on the NASDAQ Capital Market or any other securities exchange where the Shares are then listed on such date or, if the applicable securities exchange is not open for trading on such date, on the most recent preceding date when such exchange is open for trading.

(m)     “Full Value Award” shall mean any Award other than an Option, Stock Appreciation Right or similar Award, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award.

(n)     “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(o)      “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(p)     “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

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(q)      “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(r)     “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(s)     “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(t)     “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis:

●	economic value added (EVA);
●	sales or revenue;
●	costs or expenses;
●	net profit after tax;
●	gross profit;
●	income (including without limitation operating income, pre-tax income and income attributable to the Company);
●	cash flow (including without limitation free cash flow and cash flow from operating, investing or financing activities or any combination thereof);
●

earnings (including without limitation earnings before or after taxes, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) and earnings (whether before or after taxes), EBIT or EBITDA as a percentage of net sales;

●	earnings per share (EPS) (basic or diluted);
●	earnings per share from continuing operations;
●

returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, revenue, sales, capital and net capital employed, total shareholder return (TSR) and total business return (TBR));

●	margins (including one or more of gross, operating and net income margin);
●	ratios (including one or more of price-to-earnings, debt-to-assets, debt-to-net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk);
●	budget comparisons;
●	unit volume;
●	stock price;
●	net working capital;
●	value creation;
●	market share;
●	market capitalization;
●	workforce satisfaction and diversity goals;
●	employee retention;
●	production metrics;

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●	development milestones for clinical therapies;
●	development;
●	implementation or completion of key projects;
●	strategic plan development and implementation.

Each such Performance Goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee. To the extent consistent with Section 162(m), the Committee may, when it establishes performance criteria, also provide for the exclusion of charges related to an event or occurrence which the Committee determines should appropriately be excluded, including but not limited to (X) asset-write downs, litigation or claim judgments or settlements, reorganizations, the impact of acquisitions and divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (Y) foreign exchange gains and losses or an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect). To the extent that Section 162(m) or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without disclosing to stockholders and obtaining stockholder approval of such changes and without thereby exposing the Company to potentially adverse tax or other legal consequences, the Committee shall have the sole discretion to make such changes without obtaining stockholder approval.

(u)     “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(v)     “Plan” shall mean the Cesca Therapeutics Inc. 2016 Equity Incentive Plan, as amended from time to time.

(w)      “Prior Plan” shall mean the Amended and Restated Cesca Therapeutics Inc. 2006 Equity Incentive Plan.

(x)     “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(y)     “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(z)     “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(aa)     “Section 162(m)” shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

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(bb)     “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(cc)     “Securities Act” shall mean the Securities Act of 1933, as amended.

(dd)     “Share” or “Shares” shall mean common shares $.001 par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(ee)     “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(ff)     “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.     Administration

(a)     Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix)  interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

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(b)     Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m), applicable exchange rules or applicable corporate law.

(c)     Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or Section 162(m); and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

(d)     Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4.     Shares Available for Awards

(a)     Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 600,000 Shares. In addition, after the termination date of the Prior Plan, if any Shares subject to awards granted under the Prior Plan would again become available for new grants under the terms of such plan if such plan were still in effect (taking into account such plan’s provisions concerning forfeiture, cancellation, termination or expiration), then those Shares will be available for the purpose of granting Awards under this Plan, thereby increasing the number of Shares available for issuance under this Section 4(a). Any such Shares will not be available for future awards under the Prior Plan.

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(b)     Counting Shares. For purposes of this Section 4, except as set forth in this Section 4(b), if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For purposes of determining the number of Shares covered on the date of grant by an Option or a Stock Appreciation Right, the aggregate number of Shares with respect to which the Option or Stock Appreciation Right is to be exercised shall be counted against the number of Shares available for Awards under the Plan (without regard to the number of actual Shares issued upon exercise or settlement). With respect to any Full Value Award, the number of Shares available for Awards under the Plan shall be reduced by 2 Shares for each Share covered by the Full Value Award.

(i)

Shares Added Back to Reserve. Subject to the limitations in (ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (except as otherwise provided under Section 4(b)(ii) below), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted pursuant to this Section 4(b) against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)

Shares Not Added Back to Reserve. Notwithstanding anything to the contrary in (i) above, the following Shares will not again become available for issuance under the Plan: (a) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (b) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (c) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (d) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)	Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)

Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

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(c)     Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)     Award Limitations Under the Plan. The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other stockholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(i)

Section 162(m) Limitation for Awards Denominated in Shares. No Eligible Person may be granted any Stock Options, Stock Appreciation Rights or Performance Awards denominated in Shares, for more than 215,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)

Section 162(m) Limitation for Performance Awards Denominated in Cash. The maximum amount payable pursuant to all Performance Awards denominated in cash to any Eligible Person in the aggregate in any calendar year shall be $6,000,000 in value. This limitation contained in this Section 4(d)(ii) does not apply to any Award or Awards subject to the limitation contained in Section 4(d)(i).

(iii)

Limitation for Awards Granted to Non-Employee Directors. No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate 13,500 Shares in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

Section 5.     Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

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Section 6.     Awards

(a)     Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)

Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)	Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.

(iii)

Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

(B)

Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)

Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 1,000,000 Shares.

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(B)

The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(C)

All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(D)

Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)

The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)

Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

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(b)     Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)     Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)

Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)

Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

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(iii)

Forfeiture. Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or service or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)     Performance Awards. The Committee is hereby authorized to grant to Eligible Persons Performance Awards that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m). A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Performance Awards shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below.

(i)

Timing of Designations; Duration of Performance Periods. For each Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the Performance Goals, the outcome of which is substantially uncertain at the time the Committee actually establishes the Performance Goal. The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre-established if it is established after 25 percent of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. To the extent required under Section 162(m), the terms of the objective performance factors must preclude discretion to increase an amount paid in connection with an Award, but may permit discretion to reduce such amount.

(ii)

Certification. Following the close of each performance period and prior to payment of any amount to a Participant with respect to a Performance Award, the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

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(e)     Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.

(f)     Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(f) shall contain a purchase right or an option-like exercise feature.

(g)     General.

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)

Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

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(iii)

Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)

Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)

Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)

Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

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(vii)

Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(viii)

Acceleration of Vesting or Exercisability. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

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Section 7.     Amendment and Termination; Corrections

(a)     Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)

amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)

make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)	require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange that are applicable to the Company;

(ii)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)

increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan or otherwise cause the Section 162(m) exemption for qualified performance-based compensation to become unavailable with respect to the Plan;

(iv)	permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(g)(vi) of the Plan;

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(v)

permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(vi)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b).

(b)     Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i)

either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)

that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)

that, subject to Section 6(g)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

17

(c)     Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the stockholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.     Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements if required by ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.

Section 9.     General Provisions

(a)     No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)     Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)     Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

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(d)     No Rights of Stockholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)     No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)     No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)     Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)     Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)     No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

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(j)     Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)     Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.     Clawback or Recoupment

All Awards under this Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.

Section 11.     Term of the Plan

No Award shall be granted under the Plan after, and the Plan shall terminate, on July 7, 2026 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that no Performance Award shall be granted under the Plan after the first stockholder meeting to occur in the fifth year following the year in which stockholders approved the Performance Goals unless and until the Performance Goals or the Plan is re-approved by the stockholders. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

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CESCA Therapeutics

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 5, 2017.

Vote by Internet

- Go to **www.envisionreports.com/KOOL**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and 3 YEARS for Proposal 5.

1. Election of the following individuals as directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Xiaochun Xu	☐	☐	02 - Mahendra S. Rao	☐	☐	03 - Vivian Liu	☐	☐
04 - James Xu	☐	☐	05 - Joseph Thomis	☐	☐	06 - Russell Medford	☐	☐
07 - Mark Westgate	☐	☐						

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	1 Year	2 Years	3 Years	Abstain
5. To hold an advisory vote on the frequency of the advisory vote on executive compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 3 2 3 9 4 3 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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02JSRF

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Cesca Therapeutics Inc. Common Stock

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Xiaochun Xu and Vivian Liu as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Cesca Therapeutics Inc. held of record by the undersigned as of March 16, 2017, at the Annual Meeting of Stockholders to be held the Sacramento Marriott, Rancho Cordova, located at 11211 Point East Dr., Rancho Cordova, CA 95742, on Friday, May 5, 2017 at 8:00 a.m (PDT), and any adjournment or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

C Non-Voting Items

Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.